UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22590

                         Lazard Alternative Emerging Markets 1099 Fund

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

                         New York, NY 10112

(Address of principal executive offices) (Zip code)

Mr. Nathan Paul

30 Rockefeller Plaza

                         New York, NY 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-632-6000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Financial Statements

As of and for the Year Ended March 31, 2015 and

Report of Independent Registered Public Accounting Firm

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Lazard Alternative Investments

May 2015

Dear Investor,

Lazard Alternative Emerging Markets 1099 Fund (formerly known as Lazard Alternative Strategies 1099 Fund) (the “Fund”) returned +1.4% net of all fees for the year ended March 31, 2015. Since inception on November 1, 2011, the Fund posted an annualized return of +3.3%, net of all fees.

	Since Strategy Change[2]	Since Fund Inception Annualized
Total Return	Jan 2015 to Mar 2015	Nov 2011 to Mar 2015

Lazard Alternative Emerging Markets 1099 Fund[1]	+0.6%	+3.3%

Investment by Strategy[3]

For the 12 month period ended March 31, 2015, US and developed international equity markets were positive across the board. The S&P 500, Dow Jones and NASDAQ were up 10.4%, 8.0% and 16.7%, respectively. The Russell 2000 increased 6.8% over the period. European markets continued the positive trend with the MSCI European Index up 18.8%. European small cap stocks underperformed large cap stocks, returning 9.3%. The German DAX led European markets, rising more than 25%. The FTSE 100 Index lagged considerably, returning just 2.6% for the period. The MSCI Asia Index was up 9.0%, and Japanese stocks led the way, with the TOPIX returning an impressive 28.2%. Performance from emerging markets was mixed with the MSCI Emerging Markets Index falling 2%. Returns for BRIC (Brazil/Russia/India/China) countries diverged significantly. Outliers were the China Shanghai Composite, which rallied 84%, and Russia’s RTS Index, which fell 28% as sanctions continued to take a toll. Indian equities returned a notable 25% while Brazil’s Bovespa managed to end the period in positive territory, rising 1.4%. Frontier markets bucked the previous year’s trend with the MSCI Frontier Markets Index falling 3.6%. Argentina was a notable outlier, returning an impressive 40% for the period.

1 Returns are reported net of fees. The performance quoted represents past performance. Past performance does not guarantee future results.

2 Performance results for the periods shown prior to January 1, 2015 (the “Effective Date”) represent the performance results of the Fund, formerly known as Lazard Alternative Strategies 1099 Fund, during time periods in which the Fund was managed pursuant to an investment strategy different from its current investment strategy. As of the Effective Date, the Fund invests substantially all of its assets in hedge funds and other similar investment vehicles that primarily invest or trade in the securities of issuers and other financial instruments that are economically tied to an emerging market country (“Emerging Markets Investments”). Prior to the Effective Date, the Fund did not pursue an investment strategy focused on Emerging Markets Investments; rather it invested in hedge funds and similar investment vehicles in general, with no focus on a particular market or geographical location. As such, performance results of the Fund prior to the Effective Date may differ substantially from performance results after the Effective Date.

[3]	As of March 31, 2015. Allocations and underlying fund selections are subject to change.

Lazard Alternative Investments

Commodities came under extreme negative pressure during the twelve month window. In fact, almost all commodities ended the year negative. Crude and gas each fell more than 39% for the year as rising inventories and slower growth in China and the US led to a sharp decline in energy prices. Grains such as corn, soybeans and wheat followed suit, ending down more than 27% each. Industrial metals were generally negative with nickel, lead and copper falling 22%, 12% and 9% respectively. Zinc was the group’s sole gainer, finishing the period up a modest 5%.

US Treasury yields were roughly flat on the short end of the curve while the 30-year bond fell 102 basis points. Over the period, corporate credit, one of the top performing fixed income sectors, was up 6.8% while high yield managed a more modest 1.6%.

The US dollar was strong against all major currencies, rising 16.4% versus the Japanese yen, 22.1% against the euro, and 11.1% against the British pound. The Russian ruble was by far the biggest emerging market currency loser, falling 66% for the year. The Brazilian real was the other negative outlier of the group, declining 40.7% for the year. The balance of other significant emerging market currencies declined between 0% and 15% versus the US dollar.

Subsequent to the Fund’s investment strategy change, which was effective on January 1, 2015, the Fund continues to pursue long-term capital appreciation; however, under the new investment strategy, the Fund pursues long-term capital appreciation through emerging markets investments.

With the Fund’s new focus on emerging and frontier markets, we expect volatility4 to remain elevated with occasional upside spikes and for emerging market index exposure (i.e., beta) to be a generally poor risk/reward proposition. The current environment is well-suited for our new emerging and frontier markets strategy, which seeks portfolio exposures driven by active and intelligent hedging, demonstrated shorting skills, and specific local knowledge and expertise, and we are enthusiastic about the portfolio’s varied sources of return potential.

We are vigilantly looking for additions to our initial group of emerging and frontier managers. We continue to identify and process new ideas through our diligence pipeline. We have sought to implement a balance between protecting against extreme outcomes and generating returns driven primarily by manager skill. In the near term, we intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt Director Lazard Asset Management LLC Lazard Alternatives, LLC	Christian Frei Director Lazard Asset Management LLC Lazard Alternatives, LLC	Chris Heasman Director Lazard Asset Management LLC Lazard Alternatives, LLC

4Volatility is measured as standard deviation of monthly returns and is annualized.

Lazard Alternative Investments

There is no assurance that the Fund will achieve its investment objective. The investment return and principal value of an investment in the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more, or less, than their original cost.

The performance of the Fund is largely dependent on the talents and efforts of certain individuals. There can be no assurance that investment professionals responsible for managing the Fund will continue to be associated with the firm and the failure to retain such investment professionals could have an adverse effect on the Fund.

Unlike traditional mutual funds, an investment in the Fund is not liquid and no public market exists for shares of the Fund and none is expected to develop in the future. The Fund may, from time to time, offer to repurchase a certain number of shares in amounts and on terms and conditions as the Board of Trustees may determine; however, the Fund is not required to do so. Additionally, there may be substantial restrictions on a shareholder’s ability to transfer shares of the Fund.

While the Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended, it is not anticipated that any of the underlying funds will be registered with the SEC, although certain of the investment advisers of such funds may be so registered. Therefore, the underlying funds may be subject to little or no regulatory supervision. An investment in the Fund is not suitable for all investors. Specifically, an investment in the Fund, and alternative investments generally, is only appropriate for experienced and sophisticated investors who are willing and able to bear the risks associated with such an investment. Investors should carefully review and consider these potential risks before investing, including those relating specifically to the Fund’s structure as a fund that invests in underlying hedge funds. Please consider the Fund’s investment objective, risks, charges, and expenses carefully before investing. For more complete information about the Fund, and to obtain a prospectus, you may call (800) 823-6300. The prospectus contains investment objectives, risks, charges, and expenses and additional information about the Fund not included in this document. Please read the prospectus carefully before investing.

To qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code, the Fund must satisfy certain requirements, including, among others, asset diversification and income distribution. Disqualification as a RIC would have a material adverse effect on the value of the Fund’s shares and the amount of the Fund’s distributions to shareholders.

The underlying funds in which the Fund may invest are charged asset based fees by the investment managers of such funds which are generally expected to range from 1% to 3% of assets under management in addition to performance based compensation generally expected to be between 10% and 30% of annual net profits, but may vary. An investment manager of an underlying investment fund will receive performance compensation to which it is entitled irrespective of the performance of other underlying investment funds. As such, an underlying investment fund with positive performance may receive performance compensation from the Fund even if the Fund’s overall return is negative. These fees and expenses may offset the Fund’s profits.

Information and opinions presented have been obtained or derived from sources believed by Lazard Alternatives LLC (“Lazard Alternatives”) to be reliable. Lazard Alternatives makes no representation as to their accuracy or completeness. All opinions expressed herein are as of March 31, 2015 and are subject to change.

Deloitte & Touche LLP 500 College Road East Princeton, NJ 08540-6635 USA

Tel: (609) 514-3600 Fax: (973) 602-5050 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Lazard Alternative Emerging Markets 1099 Fund:

We have audited the accompanying statement of assets, liabilities and net assets of Lazard Alternative Emerging Markets 1099 Fund (formerly known as Lazard Alternative Strategies 1099 Fund) (the “Fund”), including the schedule of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of underlying portfolio funds owned as of March 31, 2015, by underlying fund advisors. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Emerging Markets 1099 Fund as of March 31, 2015, the results of its operations and cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

May 29, 2015

Member of Deloitte Touche Tohmatsu Limited

4

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2015

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (81.87%) #

Domiciled in Bermuda (14.41%)

Global Focus (10.85%)

Prince Street Fund, Ltd	$2,500,000	7.77%	$2,497,833

PS Opportunities Offshore Fund, Ltd	1,000,000	3.08%	989,477

	3,500,000		3,487,310

Regional Focus (3.56%)

PS Latin America Offshore, Ltd	1,100,000	3.56%	1,145,405

Total Domiciled in Bermuda (14.41%)	4,600,000		4,632,715

Domiciled in British Virgin Islands (6.61%)

Global Focus (6.61%)

Frontier Market Select Offshore Fund, Ltd.	2,200,000	6.61%	2,124,647

Total Domiciled in British Virgin Islands (6.61%)	2,200,000		2,124,647

Domiciled in Cayman Islands (60.85%)

Country Focus (16.28%)

Argentina Fund, Ltd.	1,400,000	4.78%	1,536,656

Golden China Fund	2,500,000	8.13%	2,611,205

The Ton Poh Thailand Fund	1,000,000	3.37%	1,083,293

	4,900,000		5,231,154

Global Focus (23.62%)

BlackRock Emerging Frontiers Fund Limited	2,500,000	7.84%	2,518,165

Polunin Capital Partners Emerging Markets Active Fund	2,500,000	8.00%	2,572,688

Ronit Global Opportunities Fund, Ltd.	1,250,000	3.87%	1,243,916

SR Global Fund, Inc.	1,250,000	3.91%	1,256,431

	7,500,000		7,591,200

Regional Focus (9.51%)

Armada Latin America Opportunity Fund, Ltd.	1,100,000	3.38%	1,085,130

Moneda Latin American Small Caps Fund (Cayman), Ltd.	1,000,000	2.92%	939,899

SSCG Africa Opportunities Fund, Ltd.	1,000,000	3.21%	1,031,239

	3,100,000		3,056,268

See Accompanying Notes to Financial Statements

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2015 (concluded)

	Cost		Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (81.87%)# (concluded)

Domiciled in Cayman Islands (60.85%) (concluded)

Relative Value (4.50%)

CRC Credit Fund, Ltd.*	$1,320,519		4.50%	$1,447,411

	1,320,519			1,447,411

Specialty Focus (6.94%)

Contrarian Emerging Markets Offshore Fund, Ltd.	1,200,000		3.83%	1,230,924

Neon Liberty Wei Ji Fund, Ltd.	1,000,000		3.11%	999,254

	2,200,000			2,230,178

Total Domiciled in Cayman Islands (60.85%)	19,020,519			19,556,211

Total Investments in Portfolio Funds (81.87%)	25,820,519	**		26,313,573

Short-term Investments (27.36%)

Dreyfus Treasury Cash Management Fund	8,793,000		27.36%	8,793,000

Total Investments (109.23%)	$34,613,519			35,106,573

Other Liabilities, in excess of other Assets (-9.23%)				(2,965,264)

Net Assets (100.00%)				$32,141,309

#	Non-income producing security.
*	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.
**

The cost of investments in Portfolio Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income has not been provided to the Fund for all of the Portfolio Funds as of March 31, 2015.

Aggregate cost	$25,820,519

Gross unrealized appreciation	$662,898
Gross unrealized depreciation	(169,844)

Net unrealized appreciation	$493,054

See Accompanying Notes to Financial Statements

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Statement of Assets, L iabilities and Net Assets

March 31, 2015

Assets

Investments in Portfolio Funds, at fair value (cost $25,820,519)	$26,313,573
Short-term Investments, at fair value (cost $8,793,000)	8,793,000
Cash	536
Redemption receivable from Portfolio Funds	4,958,619
Due from affiliate	162,969
Interest receivable	70

Total assets	40,228,767

Liabilities

Redemptions payable	7,769,716
Advisory fee payable	138,184
Professional fees payable	77,914
Service fee payable	18,496
Distribution fee payable	3,699
Board of Trustees’ fees payable	394
Other accrued expenses	79,055

Total liabilities	8,087,458

Net Assets	$32,141,309

Represented by:
Share capital transactions (net)	$34,615,420
Accumulated net investment loss	(6,049,363)
Accumulated net realized gain	3,082,198
Accumulated net unrealized appreciation on investments	493,054

Net Assets	$32,141,309

Net asset value per share	$97.59

Number of authorized shares	unlimited
Number of outstanding shares	329,366.089

See Accompanying Notes to Financial Statements

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Statement of Operations

For the Year Ended March 31, 2015

Investment Income
Interest income	$578
Other income	12,281

Total investment income	12,859

Expenses
Advisory fee	1,179,814
Professional fees	465,820
Accounting and administration fees	201,450
Service fee	182,532
Board of Trustees’ fees	133,556
Custodian fees	44,458
Distribution fee	36,507
Miscellaneous expenses	191,428

Total expenses	2,435,565

Expense reimbursements	(661,205)

Net expenses	1,774,360

Net investment loss	(1,761,501)

Net realized and unrealized gain/(loss) on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	8,794,944
Net change in unrealized appreciation on investments in Portfolio Funds	(6,057,168)

Net realized and unrealized gain on investments in Portfolio Funds	2,737,776

Net increase in net assets resulting from operations	$976,275

See Accompanying Notes to Financial Statements

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Statements of Cha nges in Net Assets

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Net assets, beginning of year	$99,435,686	$49,746,165

Operating activities
Net investment loss	(1,761,501)	(1,531,493)
Net realized gain from investments in Portfolio Funds	8,794,944	534,995
Net change in unrealized appreciation on investments in Portfolio Funds	(6,057,168)	2,931,178

Net increase in net assets resulting from operations	976,275	1,934,680

Distributions to shareholders
From net investment income	(2,705,864)	(2,919,607)

Net decrease in net assets resulting from distributions	(2,705,864)	(2,919,607)

Share capital transactions
Proceeds from issuance of shares	1,305,000	21,656,646
Shares issued for the Reorganization (Note 7)	–	54,319,377
Shares issued to shareholders for reinvestment of distributions	1,200,777	2,562,004
Payments on redemption of shares	(68,070,565)	(27,863,579)

Net increase (decrease) in net assets resulting from capital transactions	(65,564,788)	50,674,448

Net increase (decrease) in net assets	(67,294,377)	49,689,521

Net assets, end of year*	$32,141,309	$99,435,686

* Includes accumulated net investment loss	$(6,049,363)	$(5,850,755)

See Accompanying Notes to Financial Statements

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Year Ended March 31, 2015

Cash flows from operating activities:

Net increase in net assets resulting from operations	$976,275
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of Portfolio Funds	(24,500,000)
Purchase of Short-term Investments, net	(8,793,000)
Proceeds from redemption of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	101,175,630
Net realized gain from investments in Portfolio Funds	(8,794,944)
Net change in unrealized appreciation on investments in Portfolio Funds	6,057,168
Increase in due from affiliate	(117,172)
Increase in interest receivable	(70)
Decrease in advisory fee payable	(266,107)
Decrease in professional fees payable	(116,931)
Decrease in service fee payable	(48,886)
Decrease in distribution fee payable	(9,777)
Decrease in Board of Trustees’ fees payable	(28,356)
Decrease in due to affiliate	(21,051)
Decrease in other accrued expenses	(8,186)

Net cash provided by operating activities	65,504,593

Cash flows from financing activities:

Capital subscriptions, net of change in subscriptions received in advance	770,000
Distributions paid	(1,505,087)
Capital redemptions, net of change in redemptions payable	(70,421,275)

Net cash used in financing activities	(71,156,362)

Net decrease in cash	(5,651,769)
Cash at beginning of year	5,652,305

Cash at end of year	$536

Supplemental disclosure of non-cash items:

Reinvestment of distributions	$1,200,777

See Accompanying Notes to Financial Statements

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015

1.	Organization

Lazard Alternative Emerging Markets 1099 Fund (formerly known as Lazard Alternative Strategies 1099 Fund) (the “Fund”) was formed on June 28, 2011 as a Delaware statutory trust, and commenced operations on November 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation. Effective January 1, 2015, the Fund changed its investment strategy to invest substantially all of its assets in hedge funds and similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) and primarily invest or trade in the securities of issuers and other financial instruments that are economically tied to an emerging market country (“Emerging Markets Investments”). Portfolio Funds are not expected to be registered under the 1940 Act.

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Fund’s investment adviser (the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory and management agreement under which it provides discretionary investment advice and day-to-day management services to the Fund.

a. Change in Investment Strategy

On August 11, 2014, the Board of Trustees of the Fund (the “Board”) approved a change in the investment strategy of the Fund. The change in the Fund’s investment strategy, which was effective on January 1, 2015, is further described in the Fund’s Prospectus dated November 12, 2014 available electronically on the Securities and Exchange Commission website (http://www.sec.gov). The Fund continues to pursue long-term capital appreciation; however, under the new investment strategy, the Fund pursues long-term capital appreciation through Emerging Markets Investments. In connection with the change in investment strategy, the Board approved a change in the name of the Fund to “Lazard Alternative Emerging Markets 1099 Fund” effective January 1, 2015. The Board also approved a tender offer up to $60 million of shares as of December 31, 2014 and the Fund tendered shares totaling $48,481,762.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (continued)

Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Net Asset Valuation

The net asset value of the Fund is determined as of the close of business on the last business day of each month. The Fund values interests in Portfolio Funds, valued at $26,313,573 (81.87% of net assets) as of March 31, 2015, at fair value in accordance with procedures established by the Board, which ordinarily will be the practical expedient, as defined under FASB ASC 820, Fair Value Measurement, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective memoranda and articles of association, limited partnership agreements, limited liability company agreements and offering memoranda. As a general matter, the fair value of the Fund’s interests in Portfolio Funds represents the amount that the Fund could reasonably expect to receive from the Portfolio Funds if the Fund’s interests were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Fund, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

Fair Value Measurement: In accordance with U.S. GAAP, the Fund applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Fund does not adjust the quoted price for these assets and liabilities.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Fund has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Fund classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. For the year ended March 31, 2015, there were no transfers to or from any level.

The following table summarizes the valuation of the Fund’s investments and the fair value hierarchy levels as of March 31, 2015:

Description	Total Fair Value at March 31, 2015	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Country Focus	$5,231,154	$—	$5,231,154	$—
Global Focus	13,203,157	—	13,203,157	—
Regional Focus	4,201,673	—	4,201,673	—
Relative Value	1,447,411	—	—	1,447,411
Specialty Focus	2,230,178	—	2,230,178	—
Total Investments in Portfolio Funds	26,313,573	$—	$24,866,162	$1,447,411
Short-term Investments	8,793,000	8,793,000	—	—
Total	$35,106,573	$8,793,000	$24,866,162	$1,447,411

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2014	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2015
Event Driven	$8,903,332	$806,180	$(849,719)	$–	$(8,859,793)	$–	$–	$–
Long/Short	203,883	(123,575)	31,002	–	(111,310)	–	–	–
Relative Value	11,692,120	1,598,609	(919,717)	–	(10,923,601)	–	–	1,447,411
Tactical Trading	4,771,150	1,147,862	(771,150)	–	(5,147,862)	–	–	–
Total	$25,570,485	$3,429,076	$(2,509,584)	$–	$(25,042,566)	$–	$–	$1,447,411

Event Driven, Long/Short, Relative Value and Tactical Trading relate to the previous investment strategy. Details of the new investment strategies can be found further in the Note 2a.

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2015 is $115,160 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2015:

Type of Level 3 Investment	Fair Value as of March 31, 2015	Valuation Technique	Unobservable Input
Portfolio Funds
Relative Value	$1,447,411	Unadjusted NAV as practical expedient	N/A
Total Level 3 Investments	$1,447,411

Beginning January 1, 2015, the Fund invests substantially all of its available assets in Portfolio Funds that primarily invest or trade in the securities of issuers and other financial instruments that are economically tied to an emerging market country. The emerging markets investment strategy focuses on managers with exposures to both emerging and frontier markets. The investments are implemented by Portfolio Managers with top down macro views, regional focus strategies, country specific investments, and specialty strategies such as macro, distressed or pair trading. The new investment strategy allows the Fund to invest across all asset classes with an emphasis on emerging markets. The four strategies in the emerging markets investment strategy are Country Focus, Global Focus, Regional Focus and Specialty Focus.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (continued)

The Portfolio Funds in the Country Focus strategy are chosen to gain exposure to country specific markets. These allocations typically reflect the Fund’s strategy to obtain directional exposure through long short or long biased managers or to exploit specific market inefficiencies. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. All the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the Global Focus strategy account for the core of the portfolio and are chosen for their ability to combine a top down view of emerging markets country risk and valuation with bottom up security selection against a background of global macro conditions and comparative local country level fundamentals. The asset classes represented are both equity and fixed income in emerging markets and typically long short or long biased. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. All the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the Regional Focus strategy are selected for their superior understanding of the region within the emerging markets countries that they invest in. From this understanding, managers are able to better gauge county level risks. These are typically equity long short or long biased managers. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. All the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the Specialty Focus strategy are chosen for the uniqueness of their investment style as applied to emerging markets. Examples are macro, distressed or pair trading. The objective of this strategy is to generate a return stream that is uncorrelated to the rest of the Fund’s portfolio. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 90 day notice period. All the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Fund in the Relative Value strategy seeks to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The Relative Value strategy is

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (continued)

a. Net Asset Valuation (concluded)

not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. The Portfolio Fund in the Relative Value strategy holds structured credit loans with an average life of approximately 2 years and securities trading at a significant discount to par. There is one remaining Portfolio Fund from the historical investment strategy presented on the Schedule of Investments in the Relative Value strategy. The Portfolio Fund has quarterly liquidity with a 90 day notice period but subject to a gate provision and therefore cannot be voluntarily redeemed.

Investments in money market funds are valued at the money market fund’s NAV.

b. Investment Income

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

c. Investments in Portfolio Funds

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund which is generally on the last day of the calendar month.

d. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund subject to the expense limitation agreement described in Note 3.

e. Dividends and Distributions

The amount of any dividends the Fund pays will vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the Fund’s expenses, any distributions made to the Fund by Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”).

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (continued)

e. Dividends and Distributions (concluded)

The Fund may realize capital gains on the redemption or sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Dividends and distributions are generally taxable to shareholders.

f. Income Taxes

The Fund is classified as an association taxable as a corporation for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund also intends to distribute substantially all of its investment company taxable income and net capital gains. Therefore, no provision for the payment of federal, state or local taxes has been made. The Fund may be subject to withholding taxes on certain dividends. The Fund’s tax returns will remain open for examination by tax authorities for a period of three years from when they are filed. The Fund is subject to examination by U.S. federal tax authorities and various state tax authorities. The Fund’s tax year-end is October 31. The tax years ended October 31, 2012, 2013 and 2014 are currently subject to examination.

The Fund follows the authoritative guidance for uncertainty in income taxes included in the FASB ASC 740, Income Taxes. This guidance requires the Fund to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit or expense to be recognized is measured as the largest amount of benefit or expense that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Fund recording a tax liability that would reduce net assets or alternatively generate an asset which would increase net assets.

The Fund reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Fund has determined the major tax jurisdictions where the Fund is organized and where the Fund makes investments; however, no reserves for uncertain tax positions were required for any of the Fund’s open tax years. As a result, no other income tax liability or

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (continued)

f. Income Taxes (concluded)

expense has been recorded in the accompanying financial statements. The Fund recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2015, no such amounts were recognized.

U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. At March 31, 2014, as a result of permanent book to tax differences primarily due to the sale of passive foreign investment companies, the Fund made permanent reclassifications which decreased accumulated net investment loss by $4,268,757, decreased accumulated net realized gain by $4,269,064 and increased share capital transaction by $307. Net assets and net asset value per share were not affected by these reclassifications.

At March 31, 2015, federal tax cost of Portfolio Funds and unrealized appreciation/ (depreciation) were as follows:

Gross unrealized appreciation	$662,898
Gross unrealized depreciation	(169,844)

Net unrealized appreciation/(depreciation)	$493,054

Tax cost of Portfolio Funds	$25,820,519

At October 31, 2014, the components of accumulated earnings on a tax basis were undistributed ordinary income of $2,705,864, an accumulated capital loss carryforward of $3,267,206 and unrealized depreciation losses of $1,431,087.

The accumulated capital loss carryforward is available for federal income tax purposes to be applied against future net realized capital gains, if any. At October 31, 2014, the Fund had $2,214,788 of short-term capital losses and $1,052,418 of long term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for the year ended March 31, 2015 was comprised of an ordinary dividend of $2,705,864.

The ordinary dividend is primarily generated from the mark-to-market and realized capital gains from passive foreign investment companies accounted for on a tax basis and in accordance with the current tax code while in association with other net investment income/loss contained within the Fund.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

2.	Significant Accounting Policies (concluded)

g. Cash

At March 31, 2015, $536 was held in a non-interest bearing account at The Bank of New York Mellon.

h. Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from these estimates.

3.	Advisory Fee, Related Party and Other Transactions

In addition to managing the Fund’s assets and selecting Portfolio Funds and Portfolio Managers, Lazard Alternatives provides certain management, administration and other services to the Fund, including support services to the Fund, monitoring relations and communications between investors and the Fund, maintaining and preserving certain records of the Fund, assisting in the preparation of, and reviewing and approving filings with state and federal regulators, monitoring compliance with regulatory requirements, and reviewing and arranging for payment of the Fund’s expenses. In consideration for such services, the Fund pays the Investment Adviser a quarterly advisory fee of 0.375%, computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s net assets.

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Investment Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary expenses of the Fund to 2.26% per annum of the Fund’s average monthly net assets through December 31, 2015. As of March 31, 2015, the Fund has recorded a receivable from the Investment Adviser relating to such expense limitation in the amount of $162,969 and such amount is included in the accompanying Statement of Assets, Liabilities and Net Assets as Due from affiliate.

The Fund pays Lazard Asset Management Securities LLC (“LAM Securities”) an ongoing quarterly distribution fee, computed monthly, of 0.0125% (0.05% on an annualized basis) of the

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

3.	Advisory Fee, Related Party and Other Transactions (concluded)

net assets of the Fund, as compensation for the sale and marketing of the Fund’s shares. The Fund also pays LAM Securities an ongoing quarterly service fee of 0.0625%, computed monthly (0.25% on an annualized basis) for providing certain investor and account maintenance services.

For the period January 1, 2014 through December 31, 2014, each Trustee who was an independent Trustee received an annual retainer of $15,000 plus a fee for each meeting attended. Effective January 1, 2015, the compensation for independent Trustees is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead independent Trustee, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. All independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties, although per-meeting attendance fees are no longer paid. Compensation is, generally, divided among the Fund and The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. all of which are registered investment companies (collectively, the “Lazard Funds”, in total comprised of 38 active investment portfolios managed by LAM as of March 31, 2015). As of March 31, 2015, one Trustee is an “interested person” (as defined in the 1940 Act) of the Fund (“Interested Trustee”). Prior to January 1, 2015, compensation was not shared with the Lazard Funds.

For the prior year ended March 31, 2014, the Investment Adviser held 111.889 shares in the Fund with a total value of $11,118, which is equal to approximately 0.01% of the net assets of the Fund. At March 31, 2015, the Investment Adviser did not hold any shares in the Fund.

4.	Portfolio Funds’ Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2015 amounted to $24,500,000 and $99,986,257, respectively.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Fund to redeem from such Portfolio Funds. As of March 31, 2015, one Portfolio Fund with a fair value of $1,447,411 (4.50% of net assets) had investor level gate provisions or suspended redemptions. As of March 31, 2015, the remaining Portfolio Funds allow monthly to quarterly redemptions, requiring 30 to 90 day notice should a redemption be requested as of the measurement date.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

5.	Offering of Fund Shares; Quarterly Repurchase Offers

Shares may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Shares (defined below) more or less frequently as determined by the Board. Shares are offered at their net asset value per Share, and each Share subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. However, various third parties who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

The Investment Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis as of March 31st, June 30th, September 30th, and December 31st of each year.

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Fund’s net assets at March 31, 2015, as stated in such Portfolio Fund’s offering documents.

The investment objective of Prince Street Fund, Ltd. is to achieve capital appreciation through superior investment returns on a long-term compound basis (5-10 years) while minimizing correlation with the U.S. market. Prince Street Fund, Ltd. invests using long and short investment strategies in emerging and frontier markets. Prince Street Fund, Ltd. permits redemptions quarterly upon 45 days notice.

Frontier Market Select Offshore Fund, Ltd. invests primarily in publicly-traded equity securities from approximately 60 countries that have smaller economies or less developed capital markets than traditional emerging markets, including the 36 countries in the S&P Frontier BMI (Broad Market Index), certain countries in the MSCI Frontier Market Index and certain other markets that are not represented in either index through the master fund Frontier Market Select Fund II, LP. Frontier Market Select Offshore Fund, Ltd. permits quarterly redemptions upon 60 days notice.

The investment objective of Golden China Fund is to achieve long term above average return mainly through investment in China-related securities listed in Hong Kong, Shanghai, Shenzhen, New York, Singapore and Netherlands. Golden China Fund permits monthly redemptions upon 30 days notice.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

6.	Portfolio Funds (concluded)

BlackRock Emerging Frontiers Fund Limited seeks to maximize absolute returns by investing primarily in global emerging and frontier markets including, but not limited to, companies in Central and Eastern Europe, the Middle East, Africa, Asia and Central and South America. BlackRock Emerging Frontiers Fund Limited permits monthly redemptions upon 90 days notice.

The investment objective of Polunin Capital Partners Emerging Markets Active Fund is to maximize capital growth by identifying investment opportunities in emerging markets and invests in companies incorporated in emerging markets, that have a considerable portion of their assets in emerging markets, or that derive a considerable portion of their income as a result of activities in emerging markets. Polunin Capital Partners Emerging Markets Active Fund permits redemptions monthly upon 60 days notice.

The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Fund as of March 31, 2015.

7.	Share Capital

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value (“Shares”). All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Transactions for the years were as follows:

	March 31, 2015	March 31, 2014
Number of Shares issued	13,142.407	214,741.823
Number of Share issued for Reorganization*		547,116.875
Number of Shares reinvested	12,378.719	25,805.076
Number of Shares redeemed	(696,821.741)	(278,493.846)

Net (decrease) / increase in shares outstanding	(671,300.615)	509,169.928
Shares outstanding, beginning of year	1,000,666.704	491,496.776

Shares outstanding, end of year	329,366.089	1,000,666.704

*

At the close of business on December 31, 2013, the Fund acquired all the net assets of Lazard Alternative Strategies Fund, LLC (“LAS”), a closed-end management investment company with substantially similar investment strategies as the Fund and also advised by the Investment Adviser, pursuant to a taxable plan of reorganization (the “Reorganization”) approved by

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

7.	Share Capital (concluded)

LAS’s members. The Fund was determined to be the surviving entity in the Reorganization for financial reporting purposes. The number of Shares issued for the Reorganization above are for the transfer of net assets from LAS as part of the Reorganization.

8.	Risk Factors

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from investing in emerging markets, the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

Because the Fund is a closed-end investment company, Shares are not redeemable at the option of shareholders of the Fund. Although the Board, in its discretion, may cause the Fund to offer from time to time to repurchase Shares, Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies.

The Fund maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Fund’s and its shareholders’ interests.

The Fund’s interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Portfolio Fund pursuant to limited withdrawal rights. Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

8.	Risk Factors (concluded)

so-called “side pockets”, sub-funds within Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Fund to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without a considerable delay. In such cases, during the period until the Fund fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate.

9.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Fund’s experience, the risk of loss from such claims is considered remote.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (continued)

10.	Financial Highlights Information

	For the Year Ended	For the Year Ended		For the Year Ended	For the Period from November 1, 2011 (Commencement of Operations) to
	March 31, 2015	March 31, 2014		March 31, 2013	March 31, 2012
Per Share Operating Performance:
Net asset value at beginning of year/period	$99.37	$101.21		$101.62	$100.00

Income (loss) from investment operations:
Net investment loss (a)	(2.19)	(2.30)		(2.33)	(0.95)
Net realized and unrealized gain from investments	3.54	5.91		7.03	2.57

Total from investment operations	1.35	3.61		4.70	1.62
Less distributions from:
Net investment income	(3.13)	(5.45)		(5.11)	–

Net asset value at end of year/period	$97.59	$99.37		$101.21	$101.62

Ratios and Supplemental Data:
Total return	1.37%	3.57%		4.74%	1.62%	(b)

Portfolio turnover rate	32.95%	29.95%	*	32.50%	9.44%	(b)

Ratios to Average Net Assets:
Net investment loss	(2.21%)	(2.29%)		(2.30%)	(2.30%)	(c)

Expenses, before expense reimbursement	3.06%	2.73%		3.10%	5.33%	(c)
Expense reimbursement	(0.80%)	(0.44%)		(0.80%)	(3.03%)	(c)

Net expenses, after expense reimbursement	2.26%	2.29%		2.30%	2.30%	(c)

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.
*	Portfolio turnover rate excludes transactions associated with the Reorganization.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Notes to Financial Statements – For the Year Ended March 31, 2015 (concluded)

11.	Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), “Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the unadjusted net asset value per share practical expedient. This update is effective for fiscal years beginning after December 15, 2015, and early adoption is permitted. Management is evaluating the impact of the adoption of ASU 2015-07 on the Fund’s financial statements and disclosures.

12.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through May 29, 2015, the date the financial statements were issued, and has determined that there were no events that required adjustments or disclosure.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Independent Trustees:

Kenneth S. Davidson (70)	Trustee	Davidson Capital Management Corporation, an investment manager, President (1978-present)

Landseer Capital, Ltd., an investment manager, Senior Advisor (2012-2014)

Aquiline Holdings LLC, an investment manager, Partner (2006-2012)

Franci J. Blassberg (61)	Trustee	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013-present); previously, Partner (through 2012)

Nancy A. Eckl (52)	Trustee	College Retirement Equities Fund (eight accounts), Trustee (2007-present)

TIAA-CREF Funds (62 funds) and TIAA- CREF Life Funds (11 funds), Trustee (2007- present)

TIAA Separate Account VA-1, Member of the Management Committee (2007-present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990- 2006)

Trevor W. Morrison (43)	Trustee	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013-present)

Columbia Law School, Professor of Law (2008-2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (71)	Trustee	Georgica Advisors LLC, an investment manager, Chairman (1997-present)

O’Charley’s, Inc., a restaurant chain, Director (1984-2012)

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited) (concluded)

Name (Age) Address(1)	Position(s) with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Robert M. Solmson (67)	Trustee	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008- present)

Interested Trustee(3):

John R. Reinsberg (59)	Trustee	Deputy Chairman, LAM

Officers:

Jagatnarine Churaman (42)	Chief Financial Officer	Director (since March 2009); previously Senior Vice President (2006-2008) and Vice President (2004- 2005) of LAM

Brian Guaiana (36)	Assistant Treasurer	Senior Vice President (since March 2014); previously Vice President (April 2010-February 2014) and Operations Manager (November 2004-March 2010) of LAM

Mark R. Anderson (44)	Treasurer and Chief	Director and Chief Compliance Officer (since
	Compliance Officer	September 2014) of LAM and Lazard Alternatives

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004- August 2014)

Nathan A. Paul (42)	Secretary	Managing Director and General Counsel of LAM; previously Interim Chief Compliance Officer of LAM and Lazard Alternatives (June 2014-August 2014)

Tamar Goldstein (40)	Assistant Secretary	Senior Vice President (since February 2012); previously Interim Chief Compliance Officer of the Fund (June 2014-August 2014); Vice President and Counsel (2006-2012) of LAM

(1)	The address of each Trustee and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112- 6300.

(2)

Each Trustee other than Mr. Morrison and Ms. Blassberg, and each officer other than Mr. Anderson, was elected in August 2011. Mr. Morrison was elected in April 2014, Ms. Blassberg was elected in August 2014 and Mr. Anderson was elected in September 2014. Each Trustee other than Mr. Reinsberg also serves as a Director of the Lazard Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Mr. Paul, Mr. Anderson and Ms. Goldstein also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

(3)	Mr. Reinsberg is considered an Interested Trustee by virtue of his affiliation with the Adviser.

Lazard Alternative Emerging Markets 1099 Fund

(formerly known as Lazard Alternative Strategies 1099 Fund)

(A Delaware Statutory Trust)

Supplemental Information (unaudited)

Form N-Q Filings

The Fund files a complete schedule of its holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “SEC”) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code required to be disclosed herein.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Robert Solmson and Nancy Eckl are qualified to serve as audit committee financial experts serving on its audit committee and that Mr. Solmson and Ms. Eckl are each “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,000 for 2014 and $44,380 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,000 for 2014 and $9,000 for 2015.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $843,187 for 2014 and $669,592 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Lazard Alternatives, LLC (the “Adviser”) provides investment advisory services to private investment funds and a registered investment fund whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, “Lazard”). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the “Procedures”) to ensure that it exercises its authority in an appropriate manner, consistent with clients’ best interests.

The Portfolio Management Team of Lazard responsible for Lazard’s fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as “routine” or “non routine.” Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote “for” routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote “against” proposals that negatively affect the rights or interests of investors in a Fund.

At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients’ best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard’s own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard’s General Counsel.

A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The registrant’s portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant’s portfolio.

Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard. Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management’s Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management’s Hedge Fund Group and led the portfolio management effort for the Group’s Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania’s Wharton School, and a B.A. from Princeton University.

Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management’s Hedge Fund Group’s Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Registered Investment Companies*	Other Pooled Investment Vehicles*#	Other Accounts	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance*
Christian Frei	(1) $32.1 m	(2) $581.3 m	0	$613.4 m	0	$0
Christopher Boyatt	(1) $32.1 m	(2) $581.3 m	0	$613.4 m	0	$0
Chris Heasman	(1) $32.1 m	(2) $581.3 m	0	$613.4 m	0	$0

* Total assets in accounts as of March 31, 2015.

Potential Conflicts of Interests

The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients’ interests before its own. Lazard advises private investment vehicles, hedge funds, and other managed accounts (each, a “Client”), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard’s duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

(i)	The amount of investable assets available to a particular Client;

(ii)	The liquidity needs of a particular Client;

(iii)	The available capacity of an underlying fund;

(iv)	The investment objectives or strategies of a particular Client;

(v)	The applicable investment restrictions with respect to a particular Client; and

(vi)

The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio managers are compensated on the performance of the aggregate group of accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the accounts as well as qualitative aspects that reinforce Lazard’s investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member. The variable bonus for the portfolio managers is based on a percentage of the advisory fees (including performance fees) paid by the accounts they manage, net of certain marketing-related costs.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Investment Manager	Beneficial Ownership

Christian Frei	$100,001-$500,000

Christopher Boyatt	$500,001-$1,000,000

Chris Heasman	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lazard Alternative Emerging Markets 1099 Fund

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, President
(principal executive officer)

Date June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, President
(principal executive officer)

Date June 2, 2015

By (Signature and Title)*	/s/ Jagatnarine Churaman
Jagatnarine Churaman, Chief Financial Officer
(principal financial officer)

Date June 2, 2015

* Print the name and title of each signing officer under his or her signature.